EXHIBIT 10(B)(22)

Amendment Twenty-Four to Marketing Agreement

This document is Amendment Twenty-Four to the Marketing Agreement, made and entered into effective June 1, 1993, and amended by Amendment One to Marketing Agreement dated September 16, 1993; Amendment Two to Marketing Agreement dated June 4, 1998; Amendment Three to Marketing Agreement dated September 25, 1998; Amendment Four to Marketing Agreement dated October 19, 1998; and Amendment Five to Marketing Agreement dated December 15, 1998; Amendment Six to Marketing Agreement dated March 25, 1999, Amendment Seven to Marketing Agreement dated May 10, 1999, Amendment Eight to Marketing Agreement dated June 24, 1999, Amendment Nine to Marketing Agreement dated August 5, 1999, Amendment Ten to Marketing Agreement dated October 1, 1999, Amendment Eleven to Marketing Agreement dated January 31, 2000, Amendment Twelve to Marketing Agreement dated March 1, 2000, Amendment Thirteen to Marketing Agreement dated April 19, 2000, Amendment Fourteen to Marketing Agreement dated July 31, 2000, Amendment Fifteen to Marketing Agreement dated September 25, 2000, Amendment Sixteen to Marketing Agreement dated October 31, 2000, Amendment Seventeen dated November 29, 2000, Amendment Eighteen to Marketing Agreement dated January 24, 2001, Amendment Nineteen to Marketing Agreement dated March 14, 2001, Amendment Twenty to Marketing Agreement dated May 4, 2001, Amendment Twenty-One to Marketing Agreement dated June 28, 2001, Amendment Twenty-Two to Marketing Agreement dated September 4, 2001, and Amendment Twenty-Three to Marketing Agreement dated October 11, 2001 (the “Agreement”), by and between American National Insurance Company (“American National”) a Texas corporation, and Legacy Marketing Group (“LMG”), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

1.      Section 3.1 of the Agreement is hereby deleted in its entirety and the following new Section 3.1 shall be substituted therefore:

“3.1 Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on February 28, 2002, the term of this Agreement. This Agreement may be renewed by mutual agreement for successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty (180) days prior to the end of the initial term or the renewal term.”

Except as specifically amended hereby, all terms and provisions of the Marketing Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties hereto have executed this Agreement.

LEGACY MARKETING GROUP	AMERICAN NATIONAL INSURANCE COMPANY

By: /s/ Don Dady	By: /s/ Kelly M. Collier

Title: Vice President	Title: Vice President

Witness: /s/ Stephanie Molteni	Witness: /s/ Jynx Yucra

Date: November 30, 2001	Date: November 26, 2001